UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 I.R.S. Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Form of Restricted Stock Award Agreement
Form of Restricted Stock Award Agreement
Form of Cash Award Agreement

Item 1.01. Entry into a Material Definitive Agreement
Board of Directors Compensation
     On August 7, 2006, the Compensation Committee of Methode Electronics, Inc. (the “Company”) approved a Restricted Stock Award to each non-employee director of 3,000 shares of Restricted Stock under the 2004 Stock Plan (the “Plan”). One-third of each award will vest annually beginning the last day of the fiscal year, 2007. The following directors received these awards: Warren L. Batts, J. Edward Colgate, Darren M. Dawson, Isabelle C. Goossen, Christopher J. Hornung, Paul G. Shelton, Lawrence B. Skatoff and George S. Spindler.
     A copy of the form of Restricted Stock Award Agreement (Outside Director) is filed with this report as Exhibit 10.1.
Executive Officer Compensation
     Also on August 7, 2006, the Compensation Committee approved performance-based Restricted Stock Awards to the executive officers of the Company under the Plan. For each of these officers, the restricted stock awards vest on May 2, 2009, only if the Company has met certain financial targets based upon revenue growth and return on invested capital. All of the restricted stock awards are entitled to payments of dividends. A copy of the form of Restricted Stock Award Agreement (Executive/Performance-Based) is filed with this report as Exhibit 10.2.

Name	Shares of Restricted Stock Issued
Donald W. Duda	100,000
Douglas A. Koman	23,000
Robert J. Kuehnau	13,090
Thomas D. Reynolds	45,000
Paul E. Whybrow	7,000
     In connection with these restricted stock awards, the Company agreed to pay each such officer a cash bonus if the Company exceeds the financial targets for revenue growth and return on invested capital, which shall be measured as of May 2, 2009. The amount of the cash bonuses, if any, will be calculated by multiplying the number representing 50% of each officer’s restricted stock award described above by the closing price of the Company’s common stock as of May 2, 2009. A copy of the form of Cash Award Agreement is filed with this report as Exhibit 10.3.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

	10.1	Form of Restricted Stock Award Agreement (Outside Director) under the 2004 Stock Plan.

	10.2	Form of Restricted Stock Award Agreement (Executive/Performance-Based) under the 2004 Stock Plan.

	10.3	Form of Cash Award Agreement under the 2004 Stock Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
	By:	/s/ Douglas A. Koman
Date: August 10, 2006		Douglas A. Koman
Chief Financial Officer